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                                                                    EXHIBIT 23.2

                      [LETTERHEAD OF LASKARIS & LASKARIS]

                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS



As certified public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated October 14, 1996, on the financial statements of Centennial Printing Corporation included in the Eastwind Group, Inc.'s Form 8-K/A filed on December 31, 1996.





                                                /s/Laskaris & Laskaris
                                                   Laskaris & Laskaris


Philadelphia, PA
August 28, 1997